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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2013

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	001-34624 (Commission File Number)	93-1261319 (IRS Employer Identification No.)

One SW Columbia, Suite 1200 Portland, Oregon 97258
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (503) 727-4100

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement

Merger Agreement

        On September 11, 2013, Umpqua Holdings Corporation, an Oregon corporation ("Umpqua"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sterling Financial Corporation, a Washington corporation ("Sterling"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Sterling will merge with and into Umpqua (the "Merger"), with Umpqua as the surviving corporation in the Merger. Immediately following the Merger, Sterling's wholly owned subsidiary, Sterling Savings Bank, will merge with and into Umpqua's wholly owned subsidiary, Umpqua Bank (the "Bank Merger"), with Umpqua Bank as the surviving bank in the Bank Merger.

        Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), holders of shares of common stock, no par value per share, of Sterling ("Sterling Common Stock") (other than certain shares held by Sterling, Umpqua and their respective subsidiaries and other than shares with respect to which appraisal rights have been properly demanded in accordance with Chapter 23B.13 of the Washington Business Corporation Act) will have the right to receive 1.671 shares of common stock, no par value per share, of Umpqua ("Umpqua Common Stock") and $2.18 in cash, without interest (together, the "Merger Consideration"), for each share of Sterling Common Stock. At the Effective Time, except for certain out-of the money options that may be cancelled, each option granted by Sterling to purchase shares of Sterling Common Stock will be converted into an option to purchase Umpqua Common Stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of Umpqua Common Stock issuable upon exercise of such option based on the Merger Consideration. Each restricted stock unit in respect of Sterling Common Stock will be converted at the Effective Time into a restricted stock unit in respect of Umpqua Common Stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the number of shares of Umpqua common stock to which such restricted stock units relate based on the Merger Consideration. Also at the Effective Time, each of the warrants to purchase Sterling Common Stock, currently held by funds controlled by Warburg Pincus & Co. ("Warburg Pincus") and funds controlled by Thomas H. Lee Advisors, LLC ("Thomas H. Lee"), will be converted into a warrant exercisable for the Merger Consideration that a holder of the shares of Sterling Common Stock underlying the warrant immediately prior to the Merger would have been entitled to receive in the Merger.

        The Merger Agreement also provides, among other things, that, at the Effective Time, Raymond P. Davis, the current President and Chief Executive Officer of Umpqua, will serve as Chief Executive Officer of the combined company, and Greg Seibly, the current President and Chief Executive Officer of Sterling, and Cort L. O'Haver, the current Senior Executive Vice President of Umpqua Bank, will each serve as Senior Executive Vice President of Umpqua and Co-President of Umpqua Bank. In addition, the Board of Directors of the combined company will consist of thirteen directors, of which one will be Mr. Davis, eight will be former members of the Board of Directors of Umpqua who are independent from the combined company under the listing rules of the Nasdaq Stock Exchange, up to two will be directors designated pursuant to Investor Letter Agreements (as defined below) with Warburg Pincus and Thomas H. Lee, and a number equal to four directors less the number of directors either (i) designated pursuant to the Investor Letter Agreements or (ii) if not so designated, retained as a contractual right to be so designated under an Investor Letter Agreement and not irrevocably and permanently waived prior to the Effective Time, will be former members of the Board of Directors of Sterling chosen by Sterling's existing board of directors from a list mutually agreed by Umpqua and Sterling. The chairperson of the Board of Directors of the combined company will be the existing chairperson of the Board of Directors of Umpqua.

        Simultaneous with the execution of the Merger Agreement, Umpqua entered into employment agreements with certain key individuals of Sterling, including Mr. Seibly (collectively, the "Key Individual Agreements"), in each case to be effective on and subject to the occurrence of the Effective Time. The Key Individual Agreements set forth the terms and conditions of each such individual's employment with Umpqua following the Effective Time and, as of the Effective Time, will supersede and replace any prior employment, retention, change of control or other similar agreement with such individual.

        The Merger Agreement contains customary representations and warranties from both Umpqua and Sterling, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligation to call a meeting of its shareholders to adopt the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders adopt the Merger Agreement, and (3) its non-solicitation obligations relating to alternative acquisition proposals.

        The completion of the Merger is subject to customary conditions, including (1) adoption of the Merger Agreement by Sterling's shareholders and by Umpqua's shareholders, (2) approval of an amendment to the Umpqua articles of incorporation to increase the number of authorized shares of Umpqua Common Stock, (3) authorization for listing on the NASDAQ of the shares of Umpqua Common Stock to be issued in the Merger, (4) the receipt of required regulatory approvals for the Merger and the Bank Merger from the Federal Reserve Board, Federal Deposit Insurance Corporation and the Oregon and Washington bank regulators, in each case without the imposition of any materially burdensome regulatory condition, (5) effectiveness of the registration statement on Form S-4 for the Umpqua Common Stock to be issued in the Merger, and (6) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal. Each party's obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

        The Merger Agreement provides certain termination rights for both Umpqua and Sterling and further provides that, upon termination of the Merger Agreement under certain circumstances, Umpqua or Sterling, as applicable, will be obligated to pay the other party a termination fee of $75,000,000.

Investor Letter Agreements

        In connection with the execution of the Merger Agreement, Umpqua and Sterling entered into letter agreements (the "Investor Letter Agreements") with funds controlled by each of Warburg Pincus and Thomas H. Lee (each an "Investor"), who in the aggregate have the right to vote approximately 42% of the outstanding shares of Sterling Common Stock. Pursuant to the Investor Letter Agreements, each Investor has agreed, subject to certain exceptions, to vote its shares of Sterling Common Stock in favor of the Merger and not to solicit competing transactions. The Investor Letter Agreements also provide that, at the Effective Time, Umpqua will assume the obligations of Sterling under the Investment Agreement, dated May 25, 2010, between Sterling and Warburg and the Second Amended and Restated Investment Agreement, dated May 25, 2010, between Sterling and Thomas H. Lee (the "Investment Agreements"), as amended by each Investor Letter Agreement, including with respect to the right to select a director, removal of gross-up rights and changes to certain registration rights. Pursuant to the Investor Letter Agreements, each of Warburg Pincus and Thomas H. Lee will have the right to designate one individual to the Board of Directors of the combined company until their respective ownership of common stock of the surviving corporation is less than 4.9% of the shares outstanding.

        The foregoing descriptions of the Merger Agreement and the Investor Letter Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the respective agreements, attached hereto as Exhibit 2.1 and Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

        The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of, the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Umpqua or Sterling, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Umpqua, Sterling, their respective affiliates and their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of Umpqua and Sterling and a prospectus of Umpqua, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Umpqua and Sterling make with the Securities and Exchange Commission ("SEC").

Cautionary Statements Regarding Forward-Looking Information

        This Current Report on Form 8-K contains certain "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "may", "can", "believe", "expect", "project", "intend", "likely", "plan", "seek", "should", "would", "estimate" and similar expressions and any other statements that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements are subject to numerous risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements because such statements are inherently subject to significant assumptions, risks and uncertainties, many of which are difficult to predict and are generally beyond Sterling's and Umpqua's control. These risks and uncertainties include, but are not limited to, the following: failure to obtain the approval of shareholders of Sterling or Umpqua in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Sterling and Umpqua; the diversion of management time on issues related to the merger; the failure to consummate or delay in consummating the merger for other reasons; changes in laws or regulations; and changes in general economic conditions. Sterling and Umpqua undertake no obligation (and expressly disclaim any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Umpqua's and Sterling's most recent Form 10-K and 10-Q reports and to Sterling's and Umpqua's most recent Form 8-K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Umpqua or Sterling.

Additional Information for Shareholders

        In connection with the proposed merger, Umpqua will file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus of Sterling and Umpqua, and Sterling and Umpqua will each file other documents with respect to the proposed merger. A definitive joint proxy statement/prospectus will be mailed to shareholders of Sterling and Umpqua. Shareholders of Sterling and Umpqua are urged to read the joint proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Umpqua or Sterling through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Umpqua will be available free of charge on Umpqua's internet website at www.umpquaholdingscorp.com or by contacting Umpqua's Investor Relations Department at (503) 268-6675. Copies of the documents filed with the SEC by Sterling will be available free of charge on Sterling's internet website at www.sterlingfinancialcorporation.com or by contacting Sterling's Investor Relations Department at (509) 358-8097.

        Umpqua, Sterling, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Umpqua is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on February 25, 2013, and its Current Report on Form 8-K that was filed with the SEC on April 11, 2013. Information about the directors and executive officers of Sterling is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 15, 2013, and its Current Reports on Form 8-K or 8-K/A that were filed with the SEC on May 10, 2013, June 20, 2013 and August 9, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Not applicable.

  (d)
  Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of September 11, 2013, by and between Sterling Financial Corporation and Umpqua Holdings Corporation
10.1	Investor Letter Agreement, dated September 11, 2013, between Umpqua Holdings Corporation, Sterling Financial Corporation, Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P.
10.2
Investor Letter Agreement, dated September 11, 2013, between Umpqua Holdings Corporation, Sterling Financial Corporation, Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P. and Thomas H. Lee Parallel (DT) Fund VI, L.P.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
Date: September 17, 2013	By:	/s/ STEVEN PHILPOTT
	Name:	Steven Philpott
	Title:	Executive Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of September 11, 2013, by and between Sterling Financial Corporation and Umpqua Holdings Corporation
10.1	Investor Letter Agreement, dated September 11, 2013, between Umpqua Holdings Corporation, Sterling Financial Corporation, Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P.
10.2
Investor Letter Agreement, dated September 11, 2013, between Umpqua Holdings Corporation, Sterling Financial Corporation, Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P. and Thomas H. Lee Parallel (DT) Fund VI, L.P.

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  Item 1.01. Entry Into a Material Definitive Agreement
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX